Exhibit 99.1
 2019 Conference for Analysts, Investors and Bankers  Jun 12, 2019

 2  Forward-looking statements – Cautionary language  Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln's behalf are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: "believe," "anticipate," "expect," "estimate," "project," "will," "shall" and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln's businesses, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including:Deterioration in general economic and business conditions that may affect account values, investment results, guaranteed benefit liabilities, premium levels, claims experience and the level of pension benefit costs, funding and investment results;Adverse global capital and credit market conditions could affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;Because of our holding company structure, the inability of our subsidiaries to pay dividends to the holding company in sufficient amounts could harm the holding company’s ability to meet its obligations;Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries' products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on the payment of revenue sharing and 12b-1 distribution fees; the impact of U.S. Federal tax reform legislation on our business, earnings and capital; and the impact of any “best interest” standards of care adopted by the Securities and Exchange Commission (“SEC”) or other regulations adopted by federal or state regulators or self-regulatory organizations relating to the standard of care owed by investment advisers and/or broker dealers; Actions taken by reinsurers to raise rates on in-force business;Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses, estimated gross profits and demand for our products;Rapidly increasing interest rates causing contract holders to surrender life insurance and annuity policies, thereby causing realized investment losses, and reduced hedge performance related to variable annuities; Uncertainty about the effect of continuing promulgation and implementation of rules and regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act on us, the economy and the financial services sector in particular; The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings;A decline in the equity markets causing a reduction in the sales of our subsidiaries' products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; an acceleration of the net amortization of deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL"); and an increase in liabilities related to guaranteed benefit features of our subsidiaries' variable annuity products;

 3  Forward-looking statements – Cautionary language  Ineffectiveness of our risk management policies and procedures, including various hedging strategies used to offset the effect of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates; A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries' products, in establishing related insurance reserves and in the net amortization of DAC, VOBA, DSI and DFEL, which may reduce future earnings; Changes in accounting principles that may affect our financial statements;Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain investments in our portfolios, as well as counterparties to which we are exposed to credit risk requiring that we realize losses on investments; Inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others;Interruption in telecommunication, information technology or other operational systems, or failure to safeguard the confidentiality or privacy of sensitive data on such systems from cyberattacks or other breaches of our data security systems;The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including the successful implementation of integration strategies or the achievement of anticipated synergies and operational efficiencies related to an acquisition; The adequacy and collectability of reinsurance that we have purchased;Acts of terrorism, a pandemic, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance; Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; The unknown effect on our subsidiaries' businesses resulting from evolving market preferences and the changing demographics of our client base; andThe unanticipated loss of key management, financial planners or wholesalers.The risks included here are not exhaustive. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation.The reporting of Risk Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

 2019 Conference for Analysts, Investors and Bankers  Strategic overview   Dennis Glass   President and Chief Executive Officer   June 12, 2019

 5  A decade of strong results   Target~8-10%  Durable  Differentiated  Dependable  Reliable and strong financial performance   Share price consistently outperforming peers   Achieving strategic goals through management actions  Diversified  All businesses contributing to our success

 6  Reliable and strong financial performance   Adjusted operating ROE1excluding AOCI  Adjusted operating EPS1  11% EPS CAGR  620bps expansion  1 See Appendix for a reconciliation of non-GAAP measures to their most comparable GAAP measures.

 7  Share price consistently outperforming peers   3-year   5-year   10-year   1 Source: FactSet, price as of 06/05/19. Peer group includes: AFL, AMP, AEG, CNO, MET, MFC, PFG, PRU, SLF, TMK, UNM and VOYA.  Strong long-term share price performance

 8  All businesses contributing to our success   Annuities  Retirement Plan Services  Life Insurance  Group Protection  High-quality in-force block  Consistently positive net flows  20% ROE for a decade  Attractive alternative to asset managers  Differentiated high-touch, high-tech model  Record deposits and flows  Scale enables expense efficiencies  Capitalizing on product innovation  Product breadth and scale  Expanding sales where underrepresented  Diligent in-force management  Overcoming industry headwinds  Leader in all markets   Positioned to outpace industry growth  Significant expense savings  Further margin upside

 9  Achieving strategic goals through management actions  Pivot sales and grow in attractive U.S. markets  Increase percentage of earnings from insurance risks  Actively direct capital to the highest and best use  Utilize digital to enhance customer experience and reduce costs   Leveraging distribution expansion and growing product portfolio 77% of sales now without long-term guarantees1 All four businesses growing sales1  Driving margin improvement in Group Protection and further benefitting from the Liberty acquisition Balancing interest rate and equity market exposure as the mix can shift, but naturally offset over time   Balancing investing in growth and returning capital to shareholders Consistently repurchasing shares, including opportunistic buybacks such as our 4Q18 reinsurance transaction Maintaining strong balance sheet and risk management framework  Leveraging technology to increase scalability of the businessesRe-engineering processes to streamline operations Driving significant run-rate savings through our strategic digital initiative   1 Represents total sales in 2018 and growth in Annuities, Retirement Plan Services, individual life and Group Protection sales compared to 2017.

 10  Durable | Differentiated | Diversified | Dependable   1 This represents earnings growth potential from the principal drivers of growth discussed later in this presentation.  Expectto achieve 8-10% adjusted operatingEPS growth target1     Strategic management actions  Strength of franchise

 2019 Conference for Analysts, Investors and Bankers  Distribution  Executive Vice President, President, Annuities, Lincoln Financial Distributors and Lincoln Financial Network  Will Fuller  June 12, 2019

 12  Distribution is run as a business and attracts top talent with defined career paths Our model is valued by the largest distributors, yielding broad product shelf spaceDistribution effectiveness and expansion offers multiple ways to win and room to grow   Distribution  Lincoln’s distribution is industry leading and a major competitive advantage  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 13  New business is a key driver of targeted earnings growth  Half of our earnings growth target comes from net flows and premiums  Our distribution foundation is strong and differentiates us from our peers  Broad, expandingshelf space  800+ wholesalersand growing  Creatingnew channels  How we win  Net flows / premiums4-5%    All other contributors4-5%    Target8-10%  Broad product portfolio  Consistent market presence  Powerful distribution network  Attract and retain experienced sales talent  92Kactive advisers  Proven ability to pivot

Industry-leading franchises are valued by our partners

Multiple distribution franchises that focus on the fastest growing markets

Wholesale	Worksite	Retail
Lincoln Financial Distributors (LFD)	Group Protection and Retirement Plan Services	Lincoln Financial Network (LFN)
620 Wholesalers	**190** Wholesalers	**8,600** Advisers

Wholesale — 620 Wholesalers
- ✓ Independent broker-dealers
- ✓ Insurance brokerage
- ✓ Wirehouse
- ✓ Regional broker-dealers
- ✓ Banks
- ✓ Property and casualty

Worksite — 190 Wholesalers
- ✓ Consultants
- ✓ Third-party administrators
- ✓ Benefit brokers

Retail — 8,600 Advisers
- ✓ Financial advisers
- ✓ Financial planners
- ✓ Insurance advisers
- ✓ Insurance brokerage

Our distribution franchise is valued by our partners

- Broad product portfolio
- National scale with local coverage
- Channelized wholesalers
- Best-in-class service and technology

14

Distribution is run as a business and offers career paths

Fully integrated distribution model driving sales and expansion

Lincoln Financial Distributors®
A member of Lincoln Financial Group

- Manage within a pricing allowable
- Sales force leadership
- Sales training and development
- Partner relationship management
- Marketing including digital and social
- Advanced sales support
- Competitive intelligence
- Sales analytics
- Channels of the future development

Our sales force is experienced and productive	Our sales force expansions attract industry veterans
10 years average time at Lincoln[1]	**16 years** average industry experience of new hires[2]

LFD is where experienced wholesalers want to be

1 Based on Life Insurance and Annuities external wholesalers and sales managers, excluding new hires in 2019.
2 Based upon new hires and internal sales management positions in 2018 and 2019.

15

Wholesale and independent distribution offer multiple ways to win

Large and productive wholesale force reaches a broad independent adviser base across multiple channels

800+ wholesalers

- ✓ Expanded sales force by **14%** from 2017 to 2018
- ✓ **32%** increase in wholesaler productivity since 2016

92K active advisers

- ✓ **1/3** selling multiple product types
- ✓ **Double-digit** sales growth across all channels

Access to advisers enables pivots and helps drive strategic sales mix decisions

Life pivot[1]

58% → **5%**

Guaranteed universal life as a % of total Life Insurance sales

VA pivot[2]

91% → **55%**

VA with living benefits as a % of total VA sales

77%

non-guaranteed sales across the enterprise

vs. 50% in 2008[3]

1 Change in sales of guaranteed universal life as a percentage of total Life Insurance sales from 4Q11 to 4Q18.
2 Change in sales of VAs with living benefits as a percentage of total variable annuity sales from 2Q13 to 4Q18.
3 2008 and 2018 normalized sales. Annuities and Retirement Plan Services sales are based on 5% of deposits. Retirement Plan Services only includes first-year sales.

16

Effective management and activation of distribution capabilities

Managing annuity wholesalers under varying market conditions


288
244
236
285
350
1
2
3
$13B
$8B
$9B
$12B
2015
2016
2017
2018
2019+ target
Annuity sales
Wholesalers

1. Right-sized wholesalers to align with declining industry sales
2. Grew sales force by 21% to support growth in core distribution channels
3. Continuing to expand sales force into new channels
   - Insurance marketing organizations
   - Registered investment advisors
   - Property and casualty

Targeted approach to expand shelf space and reach new advisers

May 2018: Indexed VA launch



Wholesalers target indexed VA advisers

20K industry indexed VA advisers

2,700 advisers have sold our indexed VA



Over 1/2 are new to Lincoln

Most successful product launch in our history

$1.4B in sales since launch less than 1 year ago[1]

1 Represents indexed variable annuity sales from launch on 05/21/18 to 03/31/19.

17

 Well positioned to continue strong sales momentum   Double-digit sales growth across all channels  18  Expanded shelf space  Launched new partners  Increased sales force  +12%vs. 2016  +33%vs. 2016  +13%vs. 2016  +13%vs. 2016  Insurance brokerage  Independent broker dealers  Wirehouse + regional broker dealers  Banks   Significant growth potential from established channels that are new to LFD  Insurance marketing organizations  Property and casualty

Investing in new distribution channels to drive long-term growth

Expanding the reach of our distribution system to enter new and growing markets

Registered investment advisors (RIA)

Growing channel for annuities that is highly underpenetrated

- ✓ No surrender, commission product
- ✓ Fully RIA compliant

ORION eMoney TD Ameritrade



85% CAGR
LNC sales
$35M
$220M
2015
2018

Term insurance digital aggregators

Captures previously unmet customer demand

- ✓ Streamlined underwriting process
- ✓ New product platform

Policygenius SelectQuote Zander Insurance



75% CAGR
LNC sales
$2M
$5M
2016
2018

Direct-to-consumer wealth management

New business models that focus on savings and asset accumulation

- ✓ Exploring partners whose customers would benefit from protection products and income planning

Betterment wealthfront PERSONAL CAPITAL acorns robinhood

19

 20  Distribution is run as a business and attracts top talent with defined career paths Our model is valued by the largest distributors, yielding broad product shelf spaceDistribution effectiveness and expansion offers multiple ways to win and room to grow   Distribution  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 2019 Conference for Analysts, Investors and Bankers  Group Protection  Dick Mucci  Executive Vice President, President, Group Protection  June 12, 2019

 22  Group Protection  Our Liberty acquisition is creating sustainable competitive advantages, including scale and diversification of our book of businessWe are capitalizing on significant top-line opportunities: in addition to acquiring new customers, we are cross-selling to an expanded book of business and pursuing employee-paid businessWe expect further margin expansion through expense efficiencies and incremental pricing leverage  Market-leading franchise positioned to deliver strong, profitable growth  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

Drivers of Group Protection earnings growth



Long-term growth potential of 7-9%[1]
18-20%
(14)-(12)%
1-3%
0%
0%
Target 7-9%
New business
In-force
Loss ratio / expense management
Equity market growth
Spread compression
Earnings growth

Near-term considerations: Favorable claims and expenses provide significant earnings growth upside[2]

Sensitivities	
1% change in loss or expense ratio	~$34M after-tax or ~13%
1% change in annualized premium	~$3M after-tax or ~1%

1 Long-term represents approximate contributions of the principal drivers of earnings growth over the next three to five years.
2 Near-term considerations represent factors that will likely differ from long-term targets over the next couple of years, beginning in 2020.

23

Financial results of the acquisition integration exceeding expectations

What we said[1]	What we delivered[1]
Significant re-pricing needed on old Liberty book of business	✓ **$1.4B of premium renewed** as of year-end 2018 with 7% rate increase ✓ Favorable **renewal persistency** ✓ **7% additional after-tax margin** on acquired book, exceeding expectations
$3.7B premium, with growth constrained by shock lapse	✓ **$4B+ in annualized premiums** ✓ 2018 persistency **3-4 percentage points better than expectations** on acquired book
$100M of pre-tax expense synergies by 2020	✓ **$100M expected by end of 2019**, one year ahead of schedule ✓ **$125M** total expected by end of 2020
Achieve target range for margins in 2020	✓ **Reached target range well ahead of schedule**



After-tax margin
8%
4%
0%
5-7% target margin
Pro-forma at closing
2018

1 Expectations refer to pro-forma data disclosed in the slides furnished on our Form 8-K filed on 01/18/2018.

24

Sustainable competitive advantages drive incremental growth

Premium growth expectations ahead of industry

~4%
Industry growth[1]

→

5-7%
Lincoln's long-term growth expectation

Three key strategic objectives

Fortify disability and leave management	Serve employers of all sizes	Pursue the employee-paid market

1 Source: LIMRA total reported premiums (Disability, Life, Dental, Accident, Critical Illness, and Accidental Death and Dismemberment); 5Y CAGR from 2013 to 2018.

25

Industry leader in disability and leave management

Differentiating claims management

1,800 claims staff

5 claims centers

Claimant portal and self-service functionality

Proprietary clinical model

Leverage professional medical expertise to evaluate claims

135 consulting physicians

95 nurses and health specialists

35 vocational rehab counselors

Expertise in leave management

Rapidly growing employee coverage[1]



1.7M
2.0M
2.3M
3.0M
2015
2016
2017
2018

Number of employees covered with our leave management services

Furthering industry leadership on returning people to work

Claimants returned to work as a % of open claims[1,2]



10%
5%
0%
2014
2015
2016
2017
2018
LFG
Industry 75th percentile
Industry median

Delivering value to employers

- Returning employees to work and improving workplace productivity
- Helping employers navigate the complex and continuously changing employee leave environment

1 Lincoln and Liberty data combined for all periods.
2 Private industry morbidity study conducted from 3Q14-2Q18, which contains data from both Lincoln and peer companies.

26

Distribution expertise and partnerships drive growth across all markets

Competitive large-scale distribution

170+ sales reps segmented by region, partner and employer size

140+ account managers and executives aligned by employer size and complexity

Specialized practices
- ✓ **Employee-paid**
- ✓ **Broker development**
- ✓ **Large employers**

Deep partnerships with 7K+ employee benefits brokers

Broker segment	% of total sales[1]	Who they are
Top 3 national partners	24%	Mercer, AON, and Willis Towers Watson serving larger employers
Top regional producers	53%	350+ top producing partners, averaging ~$1M in sales, ~20% broker penetration[2]
Remaining producers	23%	Remaining broker partners

Broad reach to all employer sizes



5K+
41%
< 1K
34%
1-5K
25%

2018 premium by employer size

Significant opportunity for near-term sales growth across all employer sizes[3]



12%
8%
4%
0%
4-6%
7-9%
10-12%
7-9%
<1K
1-5K
5K+
Total
Employer size

1 Based on 2017 and 2018 Lincoln and Liberty sales.
2 Average percentage of each broker's total business placed with Lincoln, based on policy count.
3 Near-term represents the next couple of years, beginning in 2020.

27

   28  Current employer customers are an important source of new sales  Enhanced premium opportunity2  Percentage of new sales from existing customers is expected to grow3   Customers average ~2 of our products; goal is to increase to ~31  54% of our 5K+ sized customers have Group Life1  2% of existing customers have Accident and/or Critical Illness1  18% of our <1K sized customers have Dental1   Percentages and average products-per-employer customer statistics as 12/31/18.2 Life: 78% aligns with <5K segment; Dental: 35% nears penetration of other products in <1K segment; Accident/Critical Illness: 10% aligns with key competitor. 3 Percentages reflect Lincoln and Liberty data combined for all time periods.4 Near-term represents the next couple of years, beginning in 2020.  +$210M  Increase the number of customers with Group Life from 54% to 78% in our 5K+ segment  Increase the number of customers with Accident and/or Critical Illness from 2% to 10%  Increase the number of customers with Dental from 18% to 35% in our <1K segment  +$275M  +$225M

Capitalize on fast-growing employee-paid market

Employee-paid is fastest growing industry segment with major need among employees


3%
1%
7%
Total market
Employer-paid
Employee-paid
Industry premium growth from 2017 to 2018[1]

42% of adults have no emergency savings[2]

53% do not feel prepared for an unexpected healthcare cost[2]

Growing employee-paid sales remains key focus


7-9%
5-7%
10-12%
Total
Employer-paid
Employee-paid
Near-term annual targeted sales growth[3]

…and are expected to be more profitable than employer-paid sales

~1/3 more profit margin

Our employee-paid strategy will drive sales

- Competitive employee-paid product suite
- Consumer education and outreach
- Enhanced enrollment capabilities

1 Source: LIMRA 2018 U.S. Workplace Benefits.
2 Lincoln Financial Group's Financial Focus Study, 2019.
3 Near-term represents growth over the next couple of years, beginning in 2020.

29

Operating efficiencies to drive further margin expansion

Continued expense ratio improvement[1]



~2%
~2%
~$75M in run-rate expense savings
+~$80M in run-rate expense savings
2017 pro-forma[2]
2018 actual
Near-term expectations[3]

Near-term goal to move from median to
1st quartile
industry expense performance

Key drivers

- Integration expense synergies
- Premium growth and fixed expenses controlled
- Process and technology improvements, including digitization
- Efficient tailored service model

1 Total expected pre-tax savings of $155M from 2017 includes $125M from acquisition expense synergies and $30M from other expense savings initiatives.
2 Expense ratio for Lincoln and Liberty combined in 2017.
3 Near-term represents savings over the next couple of years, beginning in 2020.

30

Sustaining profitable growth momentum

Rational marketplace eases competitive pressures

Consistent mid-single digit industry growth | Consolidation driving stability with fewer players

Lincoln is well-positioned to navigate changes

Scale and diversification	Business plan assumes claims experience normalizes	Enhanced pricing power
Operating efficiency within our control	Disability claims management expertise	Higher mix of profitable employee-paid

Expect margin to approach the upper end of 5-7% target range

31

 32  Group Protection  The Liberty acquisition is creating sustainable competitive advantages, including scale and diversification of our book of businessWe are capitalizing on significant top-line opportunities: in addition to acquiring new customers, we are cross-selling to an expanded book of business and pursuing employee-paid businessWe expect further margin expansion through expense efficiencies and incremental pricing leverage  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 2019 Conference for Analysts, Investors and Bankers  Life Insurance   Randy Freitag  Executive Vice President, Chief Financial Officer and Head of Individual Life   June 12, 2019

 34  Product breadth and distribution allowing us to protect and expand market reachDisciplined financial management enabling us to overcome industry headwindsInvesting in select and attractive markets where we are underrepresented to drive growth   Life Insurance   Industry-leading life insurance franchise with scale   Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 35  Drivers of Life Insurance earnings growth   (5)-(4)%  9-10%   0%  Target4-6%  0-2%  Sensitivities    100bps change in interest rates   ~$12M after-tax or ~2%  1% change in mortality A/E  ~$12M after-tax or ~2%  Long-term growth potential of 4-6%1  Near-term considerations: Spread compression and potential increase in reinsurance costs2  1 Long-term represents approximate contributions of the principal drivers of earnings growth over the next three to five years. 2 Near-term considerations represent factors that will likely differ from long-term targets over the next couple of years, beginning in 2020.

Unparalleled ability to grow

#1 seller of life insurance among public companies[1]

- Supported by a powerful **network of 250+ wholesalers accessing 65 thousand advisers**
- Backed by a **broad product portfolio**
- Proven ability to innovate and leverage **scale to protect and expand our market presence**

Delivering sales growth through portfolio breadth, scale and diversification[2]



$692M
Lincoln Financial Group
$764M
Declined
Prudential
John Hancock
Transamerica Life Insurance Company
Exited
MetLife
AXA
voya
Genworth
2013
MoneyGuard
VUL
Term
UL/IUL
GUL
Executive Benefits
2018

1 Source: LIMRA 2018 U.S. Retail Individual Life Insurance Sales Report.
2 Based on publicly available financial supplements for Form 10-Ks for 2013 and 2018 for competitors listed.

36

Highlighting our ongoing attention to key industry trends

Mortality consistently in line with our annual expectations


Actual/expected ratio
100%
2013
2014
2015
2016
2017
2018
Actual results
Within +/- 1% of expected

Takeaways on our experience managing our in-force[1]

Mortality	✓ Emerging company and industry experience reflected in our assumptions
Morbidity	✓ *MoneyGuard®* reserves sufficient under stress scenarios as multi-benefit design reduces policyholder behavior risk
Reinsurance	✓ Have resolved the majority of our reinsurance treaties with manageable financial impacts
Interest rates	✓ Have lowered long-term rates and are finding attractive opportunities in long-duration, less-liquid assets

1 Based on observed Lincoln and industry trends through 3Q18 annual unlocking review.

37

Expense efficiency driving tangible results

Driving efficiency by growing expenses at a slower rate than revenues

Expense growth
2018 5Y CAGR
+2%

Operating revenue growth
2018 5Y CAGR
+6%

Reducing expense ratio[1]



8.1%
6.8%
2013
2018

Centralize cross-functional activities
- ✓ Valuation and modeling departments
- ✓ Financial reporting and accounting

Business-wide cost controls
- ✓ Procurement and travel
- ✓ Information technology sourcing

Automation and digitalization
- ✓ E-conversion of handwritten text
- ✓ E-features (application through issue)
- ✓ Automated underwriting
- ✓ Chat bots and real-time policy status

Leveraging data
- ✓ Pooling data to drive insights
- ✓ Advancing modeling capabilities
- ✓ Lowering underwriting cost per application
- ✓ Enhancing profitability management

1 Expense ratio represents general and administrative expense, net of amounts capitalized, as percent of operating revenue.

38

Delivering earnings growth and strong operating margin

Management actions have overcome headwinds resulting in an industry-leading operating margin

Headwinds diminishing after a period of industry-wide pressure

Operating margin above peers

Pre-tax growth in operating income[1]


$786M
Headwinds
Spread compression
Reinsurance costs
~$(250)M
$817M
~$280M
Sales growth
Expense efficiency
In-force management
Management actions
2013
2018

Strong operating margin[2]


13% Lincoln
10% Maximum
7% Average
4% Minimum
Peers

1 Pre-tax operating income exclude unlocking impacts of +$26M in 2013 and $(25)M in 2018.
2 Operating margin represents 2014-2018 pre-tax operating income as a percent of revenue and excludes unlocking unless noted. Source: financial supplements for life insurance segments of BHF (includes run-off business), EQH, Pacific Life (includes unlocking), PFG, Protective, PRU and VOYA. BHF and EQH data only available from 2016-2018.

39

Positioning to deliver business growth

Focus

Evolving and expanding product development	Delivering a lower cost underwriting model	Increasing margin from enhanced data insights
Increasing speed to reprice products, reducing time by 50% to 30 days[1]	**Expanding automated underwriting** capabilities to all products by 2020	**Utilizing advanced analytics to optimize profitability** and competitive position
Growing annual product launch capacity by 35% in 2019[2]	**Introducing e-functionality** for **case management** and **quick quotes automation**	**Leveraging predictive and dynamic staffing models** to control expenses

Expected impact

Rapid response to market changes

- ↑ Product offering
- ↑ Speed to market

Reduce underwriting cost per application

↓ **15%** in near term[3]

Increase efficiency as we target lowering our expense ratio



6.8%
6.4%
2018
Near-term[3]

1 Applicable to repricing for products that can be adjusted on our internal rate fast track system, which enables faster new pricing for existing products.
2 Product launch capacity includes new products, product repricing and product redesign.
3 Near-term represents the next couple of years, beginning in 2020.

40

 Industry   Term       $2.5B size   1% 5Y CAGR   Lincoln’s positioning, opportunity and actions  5% share  #6 rank     Sharpened focus on younger age, lower face amount, $1B market opportunity      Responsive pricing and augmented sales force     41  Poised to deliver additional sales growth  Industry   Hybrid       $400M Size  8% 5Y CAGR   Lincoln’s positioning, opportunity and actions  53% share  #1 rank     Leverage innovation to penetrate 10K boomers retiring daily       Transforming purchasing experience     Variable UL    $825M size   4% 5Y CAGR   33% share  #1 rank   Grow in $465M protection market, take share in $360M accumulation market    Broadened appeal with new rider    Indexed UL    $3.0BSize  8% 5Y CAGR   2% share  #17 rank   Take share in fast growing market    Introduced enhanced product suite     Protecting our leadership position1   Expanding where we are underrepresented1   1 Source: LIMRA 2013 and 2018 U.S. Retail Individual Life Insurance Sales Reports.   Protecting and expanding creates incremental $150-200M sales opportunity

 42  Product breadth and distribution allowing us to protect and expand market reachDisciplined financial management enabling us to overcome industry headwindsInvesting in select and attractive markets where we are underrepresented to drive growth   Life Insurance   Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 2019 Conference for Analysts, Investors and Bankers  Retirement Plan Services  Jamie Ohl  Executive Vice President, President, Retirement Plan Services, Head of Life and Annuity Operations  June 12, 2019

 44  Our high-touch, high-tech, digitally-focused model creates a competitive advantage in our target markets, and positions us to continue to outperform the industryCapitalizing on product innovation and customer experience capabilities to drive both top-line opportunities and bottom-line growthWe continue to optimize our in-force block and create expense efficiencies to offset spread compression and improve pricing competitiveness  Retirement Plan Services   Our strategy is delivering success and driving profitable growth  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 45  Drivers of Retirement Plan Services earnings growth  Sensitivities    1% change in equity markets   ~$1M after-tax or ~1%  25bps change in interest rates   ~$3M after-tax or ~2%  Long-term growth potential of 8-10%1  Near-term considerations: Further spread compression partially offset by enhanced expense efficiencies2  1 Long-term represents approximate contributions of the principal drivers of earnings growth over the next three to five years. 2 Near-term considerations represent factors that will likely differ from long-term targets over the next couple of years, beginning in 2020.

Our high-touch, high-tech model is key to our success

High-touch ↔ High-tech

One-on-one support
More than 150 Retirement Consultants and Relationship Managers

Click2Meet®
Web-based tool increases access to on-site representatives

Omni-channel engagement
Multifaceted approach engages with participants based on preference

Quick enroll
Streamlined two-step enrollment process

Click2Contribute
Online capability makes it easier for participants to take action

Retirement Income Estimator
Insights into participants' retirement outlook

WellnessPATH®
New financial wellness interactive tool launched in Q4

Growing assets faster than the industry



5Y CAGR (2012 – 2017)
10%
8%
LNC
Industry[1]

Delivering outcomes to employees

60% **of participants** who use our quick enroll feature have a contribution rate of **6% or greater**

50% **higher contribution rate** among participants who engage with our **high-touch, high-tech model**

1 Source: Cerulli Report: U.S. Retirement Markets 2018; comparison represents asset growth from 403b, 457 and 401k under 20,000 participant markets.

46

   Growing and retaining assets in our target markets   Proven ability to retain business  Succeeding in markets that value our model  89%  Target markets HealthcareCorporate (small and mid/large)Government      All other  2014-2018 sales  17% growth  420bps improvement  Termination rate  Successful model drives recurring deposit growth  47

     48  Record sales driving success across target markets1  Expanding reach and strength of distribution enabling us to win across case sizes1  14% CAGR  +45%  1 Percentage increases compare 2013 and 2018.     +33%  in number of wholesalers  in wholesaler productivity  Distribution expertise fueling sales growth across all markets  Balanced mix of sales by case size 2014-2018  +19%   CAGR in healthcare market sales  +12%   CAGR in government plans sold  +10%  CAGR in corporate market sales

Innovative products and services that drive outcomes

Majority of deposits going into target date funds

54%

of industry deposits go into target date funds annually[1]



24% CAGR
$1.4T
$0.6T
2013
2017

Growth in target date assets[1]

89%

of proposals now include *YourPath®*, Lincoln's new proprietary alternative to target date funds

YourPath® portfolios | Combining retirement age with customizable solutions

Participants

One level of risk tolerance



VS.

Multiple levels of risk tolerance



Conservative
Moderate
Growth

Plan sponsors

Flexibility of investment management styles

+

Increased plan fiduciary options

+

Stable value to protect against volatility

Lincoln

YourPath® provides us with

25% more revenue

vs. other solutions such as target date funds

1 Source: Cerulli Report: U.S. Defined Contribution Distribution 2018.

49

 50  Expanding stable value business through investment-only sales   Average ROA on business sold3  Stable Value meets a market need for capital preservation  Success built on ability to leverage Lincoln’s strengths  Distribution and strategic relationships Disciplined approach to pricing and underwriting Investment expertise and our multi-manager investment framework  Proven ability to win in this market  Investment-only sales are accretive to earnings and ROA2  0.88%  0.25%  VS.  ROA for entire Retirement Plan Services3   80% of boomers say it’s important to protect their nest egg and lower risk of losses1  1 Source: Capital Group Investor Survey, December 2017.2 Return on assets abbreviated as ROA.3 Results for 2018.

Growing earnings through profitable actions

Digital efficiencies and expense management

- Re-engineering processes to streamline operations
- Leveraging technology to increase scalability of the business

In-force optimization

- Restricting inflows to high GMIR blocks
- Repricing business to lower crediting rates, increase fees or reduce risk

Actions leading to a declining cost per participant


<1%
(2)%
(5)-(3)%
Average annual growth (2013-2015)
Average annual growth (2016-2018)
Near term[1]

Changing the mix of business to drive down crediting rates[2]


+308%
+105%
(5)%
<2%
2% to 3%
>3%
Change in assets since 2013 shown by guaranteed minimum interest rate

1 Near-term represents the next couple of years, beginning in 2020.
2 2013 account value as of beginning of period, 2018 account value as of end of period, and guaranteed minimum interest rate abbreviated as GMIR.

51

 8% CAGR in deposits  52  Success in driving deposit growth and improving retention leading to record net flows  $10.1B in 2018vs.$6.8B in 2013  10.9% in 2018vs. 12.5% in 2013  160bps improvement in withdrawal rates(% of average account values)  Management actions driving success across leading growth indicators  $4.2B in total net flows  Strong growth in net flows

 53  Retirement Plan Services   Our high-touch, high-tech, digitally-focused model creates a competitive advantage in our target markets, and positions us to continue to outperform the industryCapitalizing on product innovation and customer experience capabilities to drive both top-line opportunities and bottom-line growthWe continue to optimize our in-force block and create expense efficiencies to offset spread compression and improve pricing competitiveness  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 2019 Conference for Analysts, Investors and Bankers  Annuities  Executive Vice President, President, Annuities, Lincoln Financial Distributors and Lincoln Financial Network  Will Fuller  June 12, 2019

 55  Expansion into new markets strengthens franchise and builds net flows High-quality book of business forged by a strategy of growing on our termsIndustry-leading risk management program optimizes economic value  Annuities  Our business model delivers consistent and impressive results through a disciplined approach to the business  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

Drivers of Annuities earnings growth

Long-term growth potential of 6-8%[1]


10-12%
(10)-(8)%
0-2%
3-5%
0%
Target 6-8%
New business
In-force
Margin / expense improvement
Equity market growth
Spread compression
Earnings growth

Near-term considerations: None[2]

Sensitivities	
1% change in equity markets	~$9M after-tax or ~1%
$1B change in net flows	~$8M after-tax or ~1%

1 Long-term represents approximate contributions of the principal drivers of earnings growth over the next three to five years.
2 Near-term considerations represent factors that will likely differ from long-term targets over the next couple of years, beginning in 2020.

56

Our target market is poised for continued growth

We target the fastest growing age cohort with the most money to invest

Currently

75% of

investable assets are owned by Americans ages 55+[1]


+18%
95M
112M
2018
2030

U.S. population ages 55+[2]

By 2026

$32 trillion

investable assets will be held by those near or in retirement[3]

We offer unique value propositions that only a top insurance carrier can provide

73% of Americans consider protected lifetime income highly valuable[4]

Protected lifetime income

52% of Americans are concerned about losing some retirement savings in a market downturn[4]

Principal protection

Downside asset protection

1 Source: Federal Reserve, 2016 Survey of Consumer Finances.
2 Source: U.S. Census, 2017 National Population Projections Tables.
3 Source: LIMRA Secure Retirement Institute, The Retirement Income Reference Book, 2018.
4 Source: Greenwald & Associates and Cannex; 4th Annual Guaranteed Lifetime Income Study, 2018.

57

 58  Management actions result in high-quality book of business  Formula for operating the business successfully   Prudent assumption setting  Invest in powerful distribution  Consistent presence through cycles  Industry-leading hedge program  Disciplined product pricing  Broad product portfolio

Delivering on commitment to grow

2018 strategic management actions

- Became a market leader in fixed indexed annuities
- Entered the fast-growing indexed variable annuity market
- Expanded shelf space and distribution channels

Grow market share on our terms

FA 10Y market share range[1]


1%
2017
2018
5%

VA 10Y market share range[1]


6%
2017
2018
12%

Our broader product portfolio, expanded distribution and advanced capabilities enable more room to grow

Fixed annuities

- ✓ Broader product portfolio
- ✓ Customizable partner-specific solutions
- ✓ Ability to issue daily
- ✓ New distribution: Banks, IMOs and Allstate

Variable annuities

- ✓ Multiple living benefit rider options
- ✓ New indexed variable annuity
- ✓ New distribution: Allstate and RIA

Reaching upper end of market share range leads to annual sales potential of $17B+

1 Sources: Morningstar for VA market share and LIMRA for FA market share.

59

 1 Return on equity is abbreviated as ROE, and excludes goodwill and AOCI. See Appendix for a full reconciliation. Return on account values is abbreviated as ROA.2 Includes operating income and VA net derivative results, excluding impact of non-performance risk (NPR).  60  Dependable financial results for a decade  22% average ROE1  15% CAGR in operating income  ~20% if including variable annuities hedge results2  32bp increase in ROA1

 61  Our high-quality book is a strategic advantage   History of modest and favorable annual unlocking impacts differentiates Lincoln  Net amount at risk consistently below peer average   Guaranteed living benefit net amount at risk as a % of account value  Annual unlocking impact  1 Peer group includes: AIG, AMP, AXA U.S./EQH, HIG, Jackson, MET/BHF, PRU, Pacific Life and VOYA. 2017 and 2018 do not include HIG and VOYA as data is not publicly available. AXA U.S. and MET data is used for 2014 and 2015, EQH and BHF data is used for 2016 to 2018.

 62  History of diligently setting assumptions  1 Averaged across 1,000 scenarios.2 Cumulative income start percentage by duration for Lincoln Lifetime IncomeSM Advantage 2.0 Risk Managed Fund, single life, issue age 65, which is the largest product within our in-force block.3 The new statutory guideline refers to the NAIC Valuation Manual 21, Actuarial Guideline 43.   VA statutory assumption changes are not expected to materially impact results  % of population in-force1  Number of years post issue  LNC prudent estimate  Upcoming NAIC prescribed assumption  Assume more policies will stay in-force…  …and everyone will use their benefit  A deep understanding of our liabilities provides confidence in our assumptionsExpect policyholders to persist and utilize benefits efficientlyPolicyholder behavior assumptions are set accordinglyAlready aligned with requirements in the new statutory regulation3  % of population on income2  Number of years post valuation date  5  10  15   20  5  10  15   20

 63  Successful execution results in attractive annuity block under various scenarios  Economic value is strong and growing  Economic value under baseline scenario has grown  1 Economic value is the present value of future cash flows. LNC values based on in-force book of business as of 3/31/19. The baseline scenario assumes 5% separate account growth, before all charges and fees, and interest rates follow the forward curve as of 3/31/19. LNC cash flows are shown on a present value basis, discounted at 4%. The adverse scenario assumes a 30% decrease in equity markets, followed by 5% separate account growth, before all charges and fees, and a 100bps parallel decrease in interest rates. LNC cash flows are shown on a present value basis, discounted at 3%. See Appendix for a full description of LNC scenarios and assumptions.  Continue to generate positive economic value under adverse scenario   Economic value + 18%1   Economic value + 5%1

Consistently outperforming asset managers

Variable annuities offer a unique protection overlay making them an attractive investment

Positive net flows

Average 2009-2018


LNC VA
+1%
Equity mutual funds¹
(1)%
(4)%
0%
4%
8%
Range
Average

Higher persistency

Average 2009-2018

LNC VA outflow rate

7-9%

Equity mutual fund redemption rate[1]

25-33%

Outperforming fee structure


300bps
200bps
100bps
0bps
+39bps
(32)bps
2009
2018
2009
2018
LNC VA fee rate²
Equity mutual fund fee rate¹

Valuation at odds with fundamentals[3]

Asset managers with negative flows	Asset managers with positive flows	LNC with positive flows
10.0X	12.4X	6.7X

1 Source: Investment Company Institute, 2019 Investment Company Fact Book.
2 Includes maintenance and expense (M&E) fee, revenue sharing, and guaranteed living benefit rider fee.
3 Source: FactSet and company financial statements. 2019 P/E multiples reflect share price and consensus estimates as of 06/05/19. Asset managers that have averaged negative flows from 2014 to 2018 include AMP, APAM, BEN and JHG. Asset managers that have averaged positive flows from 2014 to 2018 include AB, BLK, IVZ and TROW.

64

 65  Annuities   Expansion into new markets strengthens franchise and builds net flows High-quality book of business forged by a strategy of growing on our termsIndustry-leading risk management program optimizes economic value  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 2019 Conference for Analysts, Investors and Bankers  Investment portfolio  Ellen Cooper   Executive Vice President and Chief Investment Officer   June 12, 2019

 Lincoln’s multi-manager framework enables expanded sourcing, enhanced risk management, and lower investment management fees Achieving strong new money yields from diversified strategies that continue to moderate portfolio yield declineProactively de-risking now while maintaining flexibility to respond as market conditions shift  Investment portfolio  67  Lincoln’s unique investment approach is structured to deliver strong results in both steady and shifting markets   Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

Lincoln's investment philosophy

Our retail-focused business model does not depend on taking excess credit or duration risk to drive sales or earnings growth

Disciplined ALM drives investment strategy

- Asset duration managed to each business line's liability profile
- Maintain within an ALM target range

Diligent portfolio construction

- Broad diversification across and within asset classes including geographies, industries, and issuers
- Portfolio construction incorporates severe stress scenario losses

Active credit risk management framework

- Issuer by issuer credit risk analysis and stress testing
- Proactively de-risking now while maintaining flexibility to respond as market conditions shift
- Multiple lines of defense

Investment objective: Effectively balancing the tradeoff between sufficient yield and risk

68

Lincoln's multi-manager framework

Lincoln
- ✓ Investment strategy
- ✓ Portfolio construction
- ✓ Risk management
- ✓ Manager selection

External managers
- ✓ Security selection
- ✓ Independent fiduciaries for Lincoln
- ✓ Multiple manager views
- ✓ Broad and diversified sourcing

Increased sourcing across multiple managers

# of managers

2013 | 2019 projected



2 Core
6 Specialized

3 Core
16 Specialized

Managing risk through multiple manager views

Access to global thought leadership

Leverage research teams to perform scenario analysis

Utilize best-in-class technology and analytical tools

Lower investment management fees[1]

50%

reduction in fees since 2013

1 Base fees only. Performance fees can vary and apply to <2% of total invested assets.

69

Consistently picking up additional spread Diversifying the purchase mix with less liquid assets Maintaining high- quality purchases 5% Less liquid New money yield 100% 100% 4% Public strategies 4.1% 75% 75% Avg 3% 10Y UST 2.3% 2% 1% 0% ALM corps1,2 +180bps 50% 25% 0% Average 2013-2017 50% 25% 0% 2018 Average 2013-2017 2018 1 Includes investment grade (IG) and below investment grade (BIG). 2 Public corporates includes municipal and government. 70

Relative value in less liquid strategies while maintaining risk discipline

		New money investment strategy	
Asset class	**Yield pickup[1]**	**Areas of focus**	**Defense as offense**
Mortgage Loans	**+35-45bps**	✓ Diversified sourcing across geography and property type with emphasis on industrial and multifamily ✓ High credit quality with average LTV of 54% and DSCR of 2.1X[2]	✓ No construction or bridge loans ✓ No mezzanine financing
Privates	**+35-45bps**	✓ Syndicated and directly sourced privates with covenant protection ✓ Shifting into more through-the-cycle sectors such as education, project finance, and transportation	✓ Minimal exposure to subordinated debt ✓ Reduced allocation to energy and basic industry
Structured	**+55-65bps**	✓ CLOs: NAIC 1 with diversified collateral pools	✓ CLOs: No NAIC 2 or below ratings ✓ No student loan debt

1 Pickup over comparably rated public corporate spreads in 2018.

2 Loan-to-value ratio is abbreviated as LTV and debt-service-coverage ratio is abbreviated as DSCR.

71

   4.0%  6.0%  5.4%  4.2%  4.6%  4.9%  New money yield ( projected)Projected fixed income portfolio yield1      Average book yield of runoff portfolioFixed income portfolio yield  Fixed income portfolio yield decline continues to moderate  Average annual decline in fixed income portfolio yield  2012 to 2018-13bps   2019 to 2021-7bps   2022 to 2025-3bps  1 Assumes 4% annual portfolio growth, consistent with historical experience.  72

 ↑ Increased infrastructure from 0% to 7%2  ↓ Reduced hedge funds from 38% to 12%2   Diversified alternatives strategy delivering strong results1  1 All data as of 3/31/19.2 Change from 12/31/13 to 3/31/19.   2%  29%  Private equity portfolio by industry  Alternatives portfolio by strategy  ■  Buyout – Small  17%  ■  Buyout – Large  15%  ■  Buyout – Medium  14%  ■  Mezzanine  12%  ■  Natural Resources  8%  ■  Infrastructure  7%  ■  Power generation  4%  ■  Co-invest fund  4%  ■  Real estate  4%  ■  Other  3%    Total private equity  88%  Hedge funds 12%  Private equity 88%  Alternatives annualized return of 10% since 2013   73  $1.8B in alternatives diversified across  limited partnerships  255+  1,800+  underlying private equity investments    Hedge funds 12%  Private equity 88%

 ↓ Reduced energy by 4%3  ↓ reduced BIG by 1%3  Strategically shifting asset mix1$107B invested assets   Maintaining high-quality mix1A- overall average rating   Shifting the asset mix and maintaining high-quality  1 Data as of 3/31/19.2 Other asset classes primarily include: quasi-sovereign, cash, UST/agency.3 Change from 12/31/13 to 3/31/19.   BIG4%  NAIC 243%   ↑ Increased mortgage loans by 5%3  ↑ Increased consumer non-cyclical by 2%3  Mortgage loans13%  Municipals  Other2  Structured  74

   Diligent BBB portfolio construction  1 Data as of 3/31/2019.2 Includes less than 1% of structured and municipals.  75  NAICratings  NAIC 22  Public corporate ratings by notch  Public corporate BBB- by outlook    BBB    BBB+  BIG  4%    Private BBB debt has strong covenant protection  NAIC 2  NAIC 1  53%  43%    9%  Private  6%  15%  13%  Total rated assets1  Public  34%    BBB-  80% of the BBB- holdings have positive or stable outlooks  1/3 of BBB- holdings with negative outlooks mature within 5 years  80%    1%  Positive / Stable  Negative  5%  <5bps average public BBB- position size  400+public BBBissuers    Zeropublic BBB- in top100 issuers

Positioning the portfolio to prepare for the next credit cycle[1]

Proactively de-risking	Reducing exposures that have a greater risk of deterioration in a credit cycle	De-risking drove sales of ~$4B since 2015 across all ratings notches
Shifting up in quality	Decreasing below investment grade allocation primarily due to de-risking	Below investment grade exposure has declined[2]
Diversifying the portfolio	Increasing issuer diversification as the cycle extends	Total issuers increased; Largest 50 issuers exposure decreased[3]
Leveraging depth of managers	Expanding sourcing through multi-manager platform	~50% of managers sourcing in multiple asset classes; 80% of managers can provide direct sourcing

De-risking drove sales of ~$4B since 2015 across all ratings notches



18%
34%
48%
NAIC 1
NAIC 2
BIG

Below investment grade exposure has declined[2]



5.4%
4.1%
2013
1Q19

Total issuers increased



1,300
1,650
2013
1Q19

Largest 50 issuers exposure decreased[3]



12.3%
11.1%
2013
1Q19

~50% of managers sourcing in multiple asset classes

80% of managers can provide direct sourcing

1 All data as of 3/31/2019.
2 As a % of rated assets.
3 As a % of total invested assets.

76

 Lincoln’s multi-manager framework enables expanded sourcing, enhanced risk management, and lower investment management fees Achieving strong new money yields from diversified strategies that continue to moderate portfolio yield declineProactively de-risking now while maintaining flexibility to respond as market conditions shift  Investment portfolio  77  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 2019 Conference for Analysts, Investors and Bankers  Financial overview  Executive Vice President, Chief Financial Officer and Head of Individual Life  Randy Freitag  June 12, 2019

 79  Durable, dependable and differentiated financial performanceInvesting in the business to support growth and returning capital to shareholdersFortified balance sheet and risk management framework while well positioned for strong financial results to continue  Financial overview  Continued financial success by balancing growth, capital return and balance sheet strength  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview

 80  Durable and dependable over multiple time periods  3-year  5-year  10-year  11.5%  16.8%  12.0%  Disciplined expense managementG&A expenses as a % of adjusted operating revenue1  11.6%  12%  11%  12%  Double-digit growth in EPSCAGR in adjusted operating EPS, excluding notable items1  $8.49  Growing the top lineCAGR in adjusted operating revenue1  6%  5%  6%  $16.5B  2018  62%  46%  63%  Returning capital to shareholdersBuybacks and dividends as a % of adjusted operating income  58%  Multiple contributors to strong financial performance  1 See Appendix for a reconciliation of non-GAAP measures to their most comparable GAAP measures. G&A as a percent of adjusted operating revenue represents general and administrative expenses, net of amounts capitalized, as a percent of adjusted operating revenue.

Differentiated financial results

EPS growth and earnings quality consistently ahead of peers

Double-digit growth in adjusted operating EPS



5Y EPS CAGR (2014-2018)
12%
9%
6%
3%
0%
11%
6%
LNC[1]
Peers[2]

- LNC growth nearly 2X peers
- Benefitting from organic earnings growth and capital management

Limited below-the-line impacts



Net income as % of adjusted operating income (5Y average 2014-2018)
100%
90%
80%
70%
60%
92%
73%
LNC
Peers[2]

- Net income has largely mirrored operating income
- Drivers of limited below-the-line impacts
  - Strong VA hedge program performance
  - Modest impacts from annual unlockings
  - Minimal credit losses

1 See Appendix for a reconciliation of non-GAAP measures to their most comparable GAAP measures. LNC adjusted operating EPS 5Y CAGR is 12% excluding notable items.
2 Peer group includes: AFL, AMP, CNO, MET, PFG, PRU, TMK, UNM and VOYA.

81

 Differentiated financial results  Strong performance in key stakeholder metrics  BVPS CAGR 2X peers  ROE expansion 30bps greater than peers    8% CAGR  1 See Appendix for a reconciliation of non-GAAP measures to their most comparable GAAP measures. 2 Peer group includes: AFL, AMP, CNO, MET, PFG, PRU, TMK, UNM and VOYA.  Range of annual BVPS, ex. AOCI growth (2014-2018)  Consistently growing BVPS above peersLNC’s lowest annual growth rate still exceeds peer average   13.5% adjusted operating ROE, ex. AOCI in 20182Adjusted operating ROE, ex. AOCI consistent with 2018 peer average  4% CAGR    82

Remain focused on balancing growth and returning capital

Investing in growth at targeted returns and consistently returning capital to shareholders



$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
Capital deployment
2018
$160M
$650M
$286M
Opportunistic buybacks[1]
Baseline buybacks
Dividends
$1.1B capital returned to shareholders
$1.1B investment in growth

- Capital generation continues to grow
- Capital deployment historically balanced
  - Supporting growth in future earnings and capital generation
  - Returning capital to shareholders
- Future mix dependent on attractive growth opportunities
- Target returning $850-950M of capital to shareholders annually

Sensitivity to investments in growth
+/- 10% in Life and Annuity sales = ~$175M shift in capital deployment mix

1 Opportunistic buybacks represent $360M of the $450M accelerated share repurchase program related to the 4Q18 fixed annuity reinsurance transaction partially offset by funding for the Liberty acquisition.

83

 84  Strong history of capital management   38% CAGR   42% of shares or $5.5B  Consistently increased common stock dividend since the crisis   Shares repurchased since peak share count1  Recently executed two key transactions to boost shareholder value   Group benefits business acquisition  Gained leadership position in group benefits marketGrew mortality and morbidity source of earnings   Fixed annuity reinsurance transaction  Enabled $450M of opportunistic buybacks at an attractive share price   1 Based on total shares repurchased from 2Q10 to 1Q19 as a percentage of 2Q10 end-of-period basic shares outstanding.

 85  Demonstrated willingness to accelerate buybacks opportunistically   Consistent share repurchases while remaining flexible around opportunities or changes in the environment               Less capital allocated to growing Life sales   Opportunistic given share price  Opportunistic given share price  Life reinsurancerecapture  Fixed annuity reinsurancetransaction  Out of market to finance group benefits business acquisition  Average share repurchase price during opportunistic periods of $36.50 compared to $48.93 in all other quarters    Opportunistic periods

Much better prepared for economic headwinds

		2008	1Q19	Comments
Capital	Holding company cash	$(602)M	$481M	• Moved from short-term borrowing to minimum cash buffer of $450M
Capital	Statutory capital	$5.1B	~$9.6B	• Strong free-cash-flow generation • Additional capital resources via credit facility
Capital	RBC ratio	393%	~445%[1]	• 400% target
Balance sheet	Below investment-grade assets	6.1%	4.1%	• Actively de-risked portfolio while maintaining ALM discipline
Balance sheet	Goodwill[2]	38%	13%	• Significantly less goodwill on the balance sheet
Balance sheet	Long-term interest rate assumption	5.25%	3.75%	• Lowered 150bps • 50bps change = ~$160M in operating income
Liquidity	Leverage ratio	25%	24%	• Target leverage ratio <25% • Laddered debt maturities
	Greater management focus	7 businesses	4 businesses	• Divested all non-core businesses • Strengthened every business franchise

Legend: Unfavorable (2008: $(602)M, $5.1B, 38%, 5.25%, 7 businesses) | Neutral (393%, 6.1%, 25%, 3.75%) | Favorable (all other 1Q19 values)

1 RBC ratio includes ~$700M and ~35 points from goodwill associated with the Liberty acquisition that will be eliminated at the completion of the legal entity merger.
2 Represents goodwill as a % of end-of-period equity, excluding AOCI.

86

87  Strong balance sheet supports ability to withstand significant stress  Stress-testing scenarios  Tools  Equity markets  S&P 500 down 30-40%  Interest rates  US10YT down to 1.0% or up to 7.5%  Credit  1 in 100 event  All scenarios enable us to  Maintain financial strength ratings  Not need to raise equity capital  Preserve shareholder dividend  Healthy holding company cash buffer  Strong Life company capital position   Lower risk investment portfolio   Robust derivatives usage and hedging programs   Consistent free-cash-flow generation  Flexibility from credit facilities

 88  Well positioned to deliver strong financial results  Changes to underlying drivers, but continue to target long-term annual adjusted operating EPS growth of 8-10%1  2014-2018 average2            2%  3%  5%  (3)%  5%  12%  1 Long-term represents approximate contributions of the principal drivers of earnings growth over the next three to five years. 2 Excludes notable items. 3 Near-term considerations represent factors that will likely differ from long-term targets over the next couple of years, beginning in 2020.   Near-term considerations: Upside to margin / expense improvement partially offset by spread compression, which continues to abate3  Target8-10%

 89  Financial overview  Distribution  Group Protection  Life Insurance  Retirement Plan Services  Annuities  Investment portfolio  Financial overview  Durable, dependable and differentiated financial performanceInvesting in the business to support growth and returning capital to shareholdersFortified balance sheet and risk management framework while well positioned for strong financial results to continue

 2019 Conference for Analysts, Investors and Bankers  Appendix

 91  Investor Relations contact   Chris Giovanni: Senior Vice President, Corporate Treasurer Phone: 484.583.1793Email: Christopher.Giovanni@LFG.com

 92  Non-GAAP measures and definitions  Management believes that adjusted income from operations (adjusted operating income), adjusted operating return on equity, adjusted operating revenues, and adjusted operating EPS better explain the results of the company’s ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company’s current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management also believes that using book value excluding accumulated other comprehensive income (AOCI) enables investors to analyze the amount of our net worth that is primarily attributable to our business operations. Book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. For the historical periods, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measure may be included in this Appendix to the presentation and/or are included in the Statistical Reports for the corresponding periods contained in the Earnings section of the Investor Relations page on our website: www.LFG.com/investor.

 93  Non-GAAP measures and definitions  Adjusted income (loss) from operations, adjusted operating revenues and adjusted operating return on equity (including and excluding average goodwill within average equity), excluding AOCI, using annualized adjusted income (loss) from operations are financial measures we use to evaluate and assess our results. Adjusted income (loss) from operations, adjusted operating revenues and adjusted operating return on equity (“ROE”), as used in the presentation, are non-GAAP financial measures and do not replace GAAP net income (loss), revenues and ROE, the most directly comparable GAAP measures. Adjusted income (loss) from operationsAdjusted income (loss) from operations is GAAP net income (loss) excluding the after-tax effects of the following items, as applicable:Realized gains and losses associated with the following (“excluded realized gain (loss)”): Sales or disposals and impairments of securities;Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities; Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results;Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”); and Changes in the fair value of equity securities; Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;Gains (losses) on early extinguishment of debt;Losses from the impairment of intangible assets;Income (loss) from discontinued operations;Acquisition and integration costs related to mergers and acquisitions; andIncome (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.

 94  Non-GAAP measures and definitions  Adjusted operating revenuesAdjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:Excluded realized gain (loss);Revenue adjustments from the initial adoption of new accounting standards;Amortization of deferred front-end loads (“DFEL”) arising from changes in GDB and GLB benefit ratio unlocking; andAmortization of deferred gains arising from reserve changes on business sold through reinsurance.Adjusted operating return on equityAdjusted operating return on equity measures how efficiently we generate profits from the resources provided by our net assets. It is calculated by dividing annualized adjusted income (loss) from operations by average equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management evaluates return on equity by both including and excluding average goodwill within average equity.

 95  Non-GAAP measures and definitions  Definition of notable itemsAdjusted income (loss) from operations, excluding notable items, is a non-GAAP measure that excludes items which, in management’s view, do not reflect the company’s normal, ongoing operations. We believe highlighting notable items included in adjusted income (loss) from operations enables investors to better understand the fundamental trends in its results of operations and financial condition. Book value per share, excluding AOCIBook value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI by (b) common shares outstanding. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

 96  Non-GAAP measures and definitions  SalesSales as reported consist of the following:Annuities – deposits from new and existing customerMoneyGuard® – 15% of total expected premium deposits;Universal life (UL), indexed universal life (IUL), variable universal life (VUL) – first-year commissionable premiums plus 5% of excess premiums received;Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;Term – 100% of annualized first-year premiums; and Group Protection – annualized first-year premiums from new policies.

 97  Non-GAAP measures and definitions  Economic value assumptions (Slide 10 of Annuities presentation)Economic value is the present value of future cash flows. LNC values based on in-force book of business as of 3/31/19. The baseline scenario assumes 5% separate account growth, before all charges and fees, and interest rates follow the forward curve as of 3/31/19. Cash flows are shown on a present value basis, discounted at 4%. The adverse scenario assumes a 30% decrease in equity markets, followed by 5% separate account growth, before all charges and fees, and a 100bps parallel decrease in interest rates. Cash flows are shown on a present value basis, discounted at 3%. Cash flows include all charges, revenue sharing, trail commissions, maintenance expenses, claims, hedging activity, and impact of external reinsurance, while it excludes a portion of investment income on general account assets. Impacts from policyholder behavior reflect our dynamic modeling assumptions and projected hedging results based on current hedge strategy parameters. Actual results will vary from the illustrative results due to aspects such as, but not limited to, market volatility, basis risk, potential changes in assumptions, and/or rebalancing of hedges.

 98  Reconciliation of net income to adjusted income from operations  The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans if the effect of equity classification would result in a more dilutive EPS.We use our prevailing federal income tax rate of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

 99  Reconciliation of book value per share

 100  Reconciliation of return on average equity

 101  Reconciliation of annuities return on equity to annuities pro-forma return on equity

 102  Notable Items reconciliation: Adjusted income from operations and adjusted operating EPS